Execution Version

Exhibit 10.15

PRIVATE PLACEMENT
FINDER’S AGREEMENT

This agreement, dated and effective as of January 24, 2014 (this “Agreement”), by and between Goldrich Mining Company, an Alaska corporation (the “Company”), and ● (the “Finder”).

Background

A.

The Company has completed a financing (the “Offering”) of a secured promissory note (the “Note”), dated January 24, 2014 and payable to Gold Rich Asia Investment Limited, a Hong Kong limited company (the “Lender”), in accordance with the terms of the Note and a note purchase agreement, dated January 24, 2014 (the “Note Purchase Agreement”) entered into by the Company and the Lender.

B.

Payments made under the Note by the Lender to the Company will be in tranches as provided in the Note (each such payment, a “Loan”).

C.

In connection with the Finder’s introduction of the Lender to the Company, the Finder is entitled to a finder’s fee in accordance with the terms of this Agreement and the Note Purchase Agreement.

D.

Kevin McCarthy and SMV Enterprises Inc. (each, an “Additional Finder” and, together, the “Additional Finders”) also introduced the Lender to the Company and the Additional Finders have entered into agreements substantially similar to this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which is acknowledged by each of the parties), the parties agree as follows:

1.

Fees

1.1

The Company shall pay the Finder a cash finder’s fee consisting of an amount equal to one percent (1%) of the Aggregate Principal Amount (as defined in the Note Purchase Agreement) for each Loan actually funded by the Lender in accordance with the Note and the Note Purchase Agreement (the “Cash Finder’s Fee”).

1.2

The Cash Finder’s Fee will be payable to the Finder in an amount equal to one percent (1%) of each principal amount of Loan made by the Lender under the Note, such payment to the Finder to be made concurrently with the Company’s receipt of funds pursuant to each Loan in accordance with the Note and the Note Purchase Agreement.

1.3

The Company shall pay the Finder an additional finder’s fee consisting of warrants to purchase a number of shares of the Company’s common stock (the “Warrants”) equal to 3.00% of the principal amount of each Loan made by the Lender in accordance with the Note and the Note Purchase Agreement divided by $0.15 (the “Warrant Finder’s Fee”)

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with terms (including exercise price) identical to the Warrants issued to the Lender in connection with the applicable Loan.

1.4

The Warrant Finder’s Fee will be payable to the Finder concurrently with the Company’s issuance of Warrants to the Lender pursuant to each Loan in accordance with the Note and the Note Purchase Agreement.

2.

Finder Representations, Warranties and Restrictions

2.1

Regulation S Compliance. The Finder represents and warrants that it has not undertaken and will not undertake any activity for the purpose of, or that could reasonably be expected to have the effect of conditioning the market for the Note, the Warrants issued to the Lender (the “Lender Warrants”), the common stock issuable upon exercise of the Lender Warrants (the “Lender Shares”) in the United States, including any solicitations made by any general solicitation or general advertising as those terms are used in Rule 502 of Regulation D of the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act, or in any manner involving any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act), or in any manner involving an offering to or soliciting an offer from a U.S. Person (as such term is defined in Regulation S under the U.S. Securities Act) to purchase the Note, the Lender Warrants or the Lender Shares, or otherwise acting in any manner that would make unavailable to the Company an exclusion from the registration requirements of the U.S. Securities Act under Regulation S under the U.S. Securities Act, for the issuance of the Note, the Lender Warrants and the Lender Shares.

2.2

Regulation D Compliance.  The Finder represents and warrants that it has not undertaken and will not undertake any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market for the Warrants issued to the Finder as the Warrant Finder’s Fee (the “Finder Warrants”), the common stock issuable upon exercise of the Finder Warrants (the “Finder Shares”) in the United States, including any solicitations made by any general solicitation or general advertising as those terms are used in Rule 502 of Regulation D of the U.S. Securities Act, or in any manner involving a public offering within the meaning of Section 4(a)(2) of the U.S. Securities Act, or otherwise acting in any manner that would make unavailable to the Company an exemption from the registration requirements of the U.S. Securities Act under Regulation D under the U.S. Securities Act, for the issuance of the Finder Warrants and the Finder Shares.

2.3

The Finder further represents and warrants that it has not undertaken and will not undertake any activity with respect to any of the Note, the Lender Warrants, the Lender Shares, the Finder Warrants or the Finder Shares as a scheme to avoid the registration requirements of the U.S. Securities Act.

2.4

The Finder represents, warrants and covenants to and with the Company, as representations, warranties and covenants that are intended to be for the benefit of the Company, that:

(a)

the Finder is of the age of majority and has the capacity to enter into this Agreement;

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(b)

the Finder is not required to be registered as a broker-dealer pursuant to section 15(b) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a member in good standing with Financial Industry Regulatory Authority (“FINRA”) and has not conducted any activities in the United States or respecting U.S. Persons (as defined in Regulation S under the U.S. Securities Act) with respect to the Offering or this Agreement that would require such registration under the Exchange Act or membership with FINRA;

(c)

the Finder has not taken and will not take, directly or indirectly, any action in violation of Regulation M under the Exchange Act, in connection with the offer and sale of the Note, the Lender Warrants or the Finder Warrants;

(d)

the Finder acknowledges that none of the Finder Warrants or the Finder Shares  have been or will be registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Finder Warrants and Finder Shares will be “restricted securities” as defined in Rule 144 under the U.S. Securities Act and bear a legend to such effect; and

(e)

with respect to the Finder Warrants to be paid to the Finder hereunder, the Finder is not subject to any of the “Bad Actor” disqualifications provisions described in Rule 506(d) under the U.S. Securities Act (a “Disqualification Event”).  The Finder has not paid and will not pay, nor is it aware of any other person that has paid or will pay, directly or indirectly, any remuneration to any person (other than the Finder and the Additional Finders) for solicitation of purchasers of the Finder Warrants pursuant to Rule 506(b) of Regulation D as part of the offering hereunder in the United States.  The Finder will provide the Company with evidence reasonably satisfactory to the Company that the Finder used “reasonable care” in making the determination that it is not subject to any Disqualification Event.

2.5

The Finder agrees that the representations, warranties and covenants of the Finder herein will be true and correct both as of the execution of this Agreement and as at the date of the closing of the Offering in respect of the Lender (the “Closing Date”) and will survive the completion of the issuance of the Note, the Lender Warrants, the Lender Shares, the Finder Warrants and the Finder Shares.

2.6

The Finder has not taken and will not take any action that would not comply with the applicable laws and regulations relating to the services rendered to the Company, including without limitation the U.S. Securities Act, Regulation S thereunder (with respect to the Note, the Lender Warrants and the Lender Shares), Regulation D thereunder (with respect to the Finder Warrants and the Finder Shares) and the applicable broker-dealer provisions of the Exchange Act and of any state of the United States.

2.7

The Finder has not provided, and will not provide, to the Lender any document or other material that would constitute an offering memorandum within the meaning of the securities legislation under any federal or state securities laws or made any representations respecting the business or affairs of the Company to any person or entity, whether in

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connection with the Offering or otherwise, unless such representation has been previously authorized by the Company.

2.8

The Finder acknowledges that it is responsible for its own compliance with foreign, state and federal securities laws including, applicable state securities laws, the U.S. Securities Act, the Exchange Act and all rules promulgated thereunder.  The Finder has maintained and shall maintain all business and professional licenses, registrations and permits necessary or appropriate, and agree to obtain and maintain any such license, registration or permit that may hereafter become necessary or appropriate, under all applicable laws and regulations, and shall otherwise comply with all applicable laws and regulations applicable to it in connection with the Offering and services contemplated under this Agreement.

2.9

The Finder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act.

3.

Registration Rights

3.1

The Company shall use reasonable commercial efforts to (i) prepare and file with the Securities and Exchange Commission (the “SEC”) within sixty (60) calendar days after March 31, 2014 and again after each Loan is funded, if the Lender determines to fund the additional Loans on such dates pursuant to Schedule II of the Note Purchase Agreement, a registration statement (on Form S-3, S-1, or other appropriate registration statement form reasonably acceptable to the Finder) (the “Registration Statement”) under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), at the sole expense of the Company (except as specifically provided in Section 3.3 hereof), in respect of the Finder and the Lender, so as to permit a public offering and resale of, respectively, (A) the Lender Shares outstanding on the date of such Registration Statement and (B) the Finder Shares (the Lender Shares and the Finder Shares together, the “Registrable Securities”) in the United States under the U.S. Securities Act by the Lender and Finder as selling stockholders and not as underwriters; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible and not later than the earlier of (a) one hundred and twenty (120) calendar days from the date of filing the Registration Statement in the event of an SEC review of the Registration Statement, and (b) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.  The Company will notify the Finder of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days (days on which the Financial Industry Regulatory Authority’s Over the Counter Bulletin Board (the “OTCBB”) is open for quotation) (each, a “Trading Day”).  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities outstanding on the date it is filed, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the SEC pursuant to the U.S. Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule); provided, however, that if 100% of the Registrable Securities to be registered hereunder, together with (a) any other securities of the Company that are currently being registered for resale with SEC pursuant to an effective registration statement under the U.S. Securities Act (the “Currently Registered Securities”) and (b) any other securities of the Company

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that are currently unregistered under the U.S. Securities Act but in respect to which the Company has previously granted registration rights (the “Currently Unregistered Securities”), shall equal or exceed 33% of the issued and outstanding common stock of the Company (less any shares of common stock held by affiliates of the Company and the holders of the Registrable Securities) on the actual filing date of the initial Registration Statement, the initial Registration Statement shall register that number of Registrable Securities which together with the Currently Registered Securities and Currently Unregistered Securities shall equal 33% of the issued and outstanding shares of common stock of the Company (less any shares of common stock held by affiliates of the Company and the holders of the Registrable Securities) on such actual filing date minus 10,000 shares of common stock. In such event, the number of Registrable Securities to be registered for each holder of the Registrable Securities shall be reduced pro-rata among all holders selling under the initial Registration Statement.

3.2

The Company will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the U.S. Securities Act, and shall prepare and file with the SEC such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective, until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement; (ii) if counsel to the Company delivers to the Finder an opinion of counsel to the Company that the Registrable Securities may be sold under the provisions of Rule 144 without any current information, time, volume or manner limitations pursuant to Rule 144 or any similar provision then in effect under the U.S. Securities Act and, if requested by the Company’s transfer agent in connection with any sale by a holder of the Registrable Securities, provides a legal opinion to the Company’s transfer agent to such effect; (iii) all Registrable Securities have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the U.S. Securities Act and the Company has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend; (iv) the Company obtains the written consent of the Finder; or (v) seven years from the Effective Date (the “Effectiveness Period”).

3.3

All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of the Company, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by the Company.  The Finder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities (other than the Lender Shares) being registered and the fees and expenses of its counsel.   The Company shall qualify any of the Registrable Securities for sale in such states as the Finder reasonably designates within twenty (20) days following the original filing of such Registration Statement and shall do any and all other acts and things which may be reasonably necessary or advisable to enable the Finder or any registered broker-dealer acting on behalf of the Finder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Finder.  However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which

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will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.  The Company at its expense will supply the Finder with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Finder.

3.4

If at any time or from time to time after the Effective Date, the Company notifies the Finder in writing of the existence of a Potential Material Event (as defined in Section 3.5 below), the Finder shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Finder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.  If a Potential Material Event shall occur prior to the date a Registration Statement is required to be filed, then the Company’s obligation to file such Registration Statement shall be delayed without penalty for not more than thirty (30) calendar days.  The Company must, if lawful, give the Finder notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

3.5

“Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer, President or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer, President or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer, President or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) the Company shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days the Company is required to keep the Registration Statement effective shall be extended by the number of days for which the Company shall have used such right.

3.6

The Finder will use commercially reasonable efforts to cooperate with the Company in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include completing the Selling Shareholder Questionnaire attached hereto as Exhibit A, and all information regarding the Finder and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Finder, or by any other purchaser of securities of the Company having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Agreement.

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3.7

Whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the U.S. Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Finder with respect to each Registration Statement:

(a)

furnish to the Finder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the U.S. Securities Act, and such other documents as the Finder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Finder;

(b)

register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Finder shall reasonably request (subject to the limitations set forth in Section 3.2 above), and do any and all other acts and things which may be necessary or advisable to enable the Finder to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Finder;

(c)

cause the Registrable Securities to be quoted or listed on each service on which the shares of common stock of the Company are then quoted or listed;

(d)

notify the Finder, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the U.S. Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and the Company shall prepare and file a curative amendment as promptly as commercially reasonable;

(e)

as promptly as practicable after becoming aware of such event, notify the Finder, (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(f)

promptly notify the Finder after it shall receive notice thereof, of the time when the Registration Statement has become effective or that a supplement to any prospectus forming a part of such Registration Statement has been filed; and

(g)

provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

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3.8

With respect to any sale of Registrable Securities pursuant to a Registration Statement filed pursuant to this Section 3, the Finder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the U.S. Securities Act to be satisfied and (ii) to notify the Company promptly upon the Finder’s disposition of all of the Registrable Securities held by the Finder.

4.

Relationship Between Parties

4.1

Nothing contained in this Agreement shall be construed as:

(a)

creating any obligation on the Finder to market the Offering or solicit persons to participate in the Offering; or

(b)

constituting the Finder as an agent of the Company, it being acknowledged that the Finder has, to the extent of the Lender’s purchase of the Note and the Lender Warrants in accordance with the terms of the Note and the Note Purchase Agreement, acted exclusively as the agent for the Lender in connection with the Offering.

4.2

This Agreement constitutes the entire agreement between the parties with respect to their subject matter, and supersede any prior understandings and agreements between the parties with respect to their subject matter.

4.3

There is no agreement, commitment, arrangement or understanding between the parties pursuant to which the Finder has acted or will act as advisor, agent or underwriter or member of a selling group in respect of the Offering or in respect of a subsequent offering of securities of the Company.

4.4

There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express implied or statutory between the parties other than as expressly set forth in this Agreement.

5.

Representations By the Company

5.1

The Company represents, warrants and covenants to and with the Finder, as representations, warranties and covenants that are intended to be for the benefit of the Finder and Lender, that:

(a)

the Company has been duly incorporated and organized and is in good standing under the laws of Alaska and is duly qualified to carry on business in Alaska and in each other jurisdiction wherein the carrying out of the activities contemplated herein or in the Note or the Note Purchase Agreement makes such qualification necessary;

(b)

the Finder Shares will, upon issue and delivery, be validly issued as fully paid and non-assessable;

(c)

With respect to the Finder Warrants to be paid to the Finder hereunder, none of the Company, any of its predecessors, any affiliated issuer of the Company, any director or executive officer of the Company, any other officer of the Company participating in the offering of the Finder Warrants, any general partner or managing member of the Company, any beneficial

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owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter connected with the Company in any capacity at the time of issuance of the Finder Warrants is subject to any Disqualification Event.  The Company has not paid and will not pay, nor is it aware of any other person that has paid or will pay, directly or indirectly, any remuneration to any person (other than the Finder) for the Finder Warrants;

(d)

neither the Company nor any of the predecessors or affiliates thereof has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D concerning the filing of notice of sales on Form D;

(e)

during the period in which the Note, the Lender Warrants and the Finder Warrants are offered for sale, none of the Company, its affiliates, or any person acting on its or their behalf (other than the Finder or any person acting on its or their behalf, as to which no representations or warranties are made) has taken or will take, directly or indirectly, any action that would constitute a violation of Regulation M under the Exchange Act;

(f)

the Company and its affiliates or any person acting on its or their behalf (other than the Finder and any person acting on its or their behalf, as to which no representations or warranties are made) have not, since the date that is six months prior to start of the offering of the Note, the Lender Warrants and the Finder Warrants, (i) sold, offered for sale or solicited any offer to buy, and will not sell, offer for sale or solicit any offer to buy, any of its securities in a manner that would be integrated with the offer and sale of the Note, the Lender Warrants and the Finder Warrants and would cause the exemption from registration set forth in Regulation S (with respect to the Note and the Lender Warrants) or in Regulation D (with respect to the Finder Warrants) to become unavailable with respect to the offer and sale of the Note, the Lender Warrants and the Finder Warrants, and (ii) neither it nor any person acting on its behalf has engaged or will engage in any general solicitation or general advertising in connection with any offer or sale of its securities in reliance upon Rule 506(c) of Regulation D or otherwise in a manner that would be integrated with the offer and sale of the Note, the Lender Warrants and the Finder Warrants and would cause the exemption from registration set forth in Regulation S (with respect to the Note and the Lender Warrants) or in Regulation D (with respect to the Finder Warrants) to become unavailable with respect to the offer and sale of the Note, the Lender Warrants and the Finder Warrants;

(g)

the Company shall cause a Form D to be filed with the SEC within 15 days of the first issuance of the Finder Warrants to the Finder and shall make such other filings as shall be required by applicable securities laws of each state of the United States to secure exemption from registration under such securities laws for the issuance of the Finder Warrants in such states; and

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(h)

there is no “material fact” or “material change” (as those terms are defined in applicable securities legislation) in the affairs of the Company that has not been generally disclosed to the public.

5.2

The Company agrees that the representations, warranties and covenants of the Company herein will be true and correct both as of the execution of this Agreement and as at the Closing Date.

6.

General Matters

6.1

Compliance. The parties will each comply in all respects with all applicable laws, rules, regulations and policies in connection with this Agreement and the offer and sale of the Note, the Lender Warrants, the Lender Shares, the Finder Warrants and the Finder Shares.

6.2

Amendment. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both parties.  No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give it and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.3

Further Assurances. Each party must from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.4

Filings. The Company shall make all required filings with the Exchanges as required to obtain regulatory acceptance of the Offering, including the offer and sale of the Note, the Lender Warrants, the Lender Shares, the Finder Warrants and the Finder Shares.

6.5

Counterparts. This Agreement may be executed in two counterparts and by facsimile, each of which shall be deemed to be an original and both of which together will constitute one agreement, effective as of the date given above notwithstanding the actual date of execution.

6.6

Assignment. This Agreement may not be assigned without the prior written consent of each party hereunder.  Subject to the immediately preceding sentence, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties to this Agreement.

6.7

Notices. All notes or other communications hereunder (except payment) shall be in writing and shall addressed as follows:

If to the Company:

Goldrich Mining Company

2607 Southeast Blvd., Suite B211

Spokane, WA  99223-7614

Attention: William Schara

Fax: 509.695.3289

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If to Finder:

Bipin A. Patel

1816 Arrowhead Drive

Oakland, California 94611

With a copy (which does not constitute notice) to:

Liner LLP

1100 Glendon Ave., 14th Floor

Los Angeles, CA 90024

Attn: Mitchell Regenstreif, Esq.

Fax: 310.500.3501

A party shall forthwith notify the other party in writing of any change in its mailing address. Notice shall conclusively be deemed to have been given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the first class mail, postage prepaid; or if telecopied, when receipt is acknowledged.  For purposes of this Agreement, “Business Day” means any day except a Saturday, Sunday or any other day on which commercial banks in the City of Spokane, Washington are authorized by law to close.

6.8

Governing Law and Construction.  THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT ANY REMEDIES HEREUNDER ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ALASKA.  Whenever possible, each provision of this Agreement and any other statement, instrument, or transaction contemplated hereby or relating hereto shall be interpreted so as to be effective and valid under such applicable law, but if any provision of this Agreement or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument, or transaction contemplated hereby or relating hereto.

6.9

Venue.  THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR ALASKA STATE COURT SITTING IN ANCHORAGE, ALASKA; AND THE PARTIES CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT A PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE OTHER PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

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6.10

Waiver of Jury Trial.  EACH OF THE COMPANY AND THE FINDER, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

[Signature Page Follows]

Execution Version

IN WITNESS WHEREOF THE PARTIES, intending to be legally bound, have executed and delivered this Agreement as of the date set forth on the first page.

COMPANY:

GOLDRICH MINING COMPANY

By:___________________________

Name:_________________________

Title:__________________________

FINDER:

___________________________

[Signature Page to Finder’s Agreement]

Execution Version

Exhibit A

SELLING SHAREHOLDER QUESTIONNAIRE

To:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

Complete and Return with the Finder’s Agreement

Capitalized terms used herein but not otherwise defined shall have the meaning set forth in that certain Note Purchase Agreement, by and between Goldrich Mining Company, an Alaska corporation (the “Company”), and the purchasers thereto.  This Questionnaire is being delivered to you in connection with a registration statement to be filed with the United States Securities and Exchange Commission.  Your securities will not be registered unless you complete this Questionnaire and return it as instructed. In the registration statement, the holders of the shares, whether or not they wish to sell the shares at that time, are referred to as “Selling Shareholders”.

A.

BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)

  (State)  (Zip Code)

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:

Date of formation:

Social Security or Taxpayer Identification No.

Email address of contact person:

Current ownership of securities of the Company:

____Common Shares

Options or warrants to purchase _______ Common Shares (if any)

Number of Shares you are requesting to be registered in the Registration Statement:

_____________ Common Shares

Ex. A - 1

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BENEFICIAL OWNERSHIP INFORMATION: Please describe the beneficial ownership of the shares and/or warrants owned by you or your organization.  If the undersigned is a partnership, limited liability company or similar entity, please identify the individual or individuals with ultimate voting and dispositive power over such shares and/or warrants, typically the investment manager or investment advisor with primary responsibility for this investment.  This information is available from your compliance officer or general counsel.  THE COMPANY WILL NOT BE ABLE TO REGISTER YOUR SECURITIES WITHOUT THIS IMPORTANT INFORMATION.

Exception: This information need not be provided if the undersigned is a publicly traded company.

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

[   ] Yes

[   ] No

If yes, please indicate the nature of any such relationships below:

If you, any of your associates, or any member of your immediate family had or will have any direct or indirect material interest in any transaction or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2009, or in any currently proposed transactions or series of transactions in which the company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is “none”, please so state.

Are you (i) an FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of an FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member? IN RESPONDING TO THIS QUESTION, INDICATE WHETHER OR NOT YOU ARE A BROKER DEALER OR

Ex. A - 2

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IF YOU ARE AFFILIATED WITH A BROKER DEALER, AND IF SO, STATE THE NATURE OF YOUR AFFILIATION.

[   ] Yes

[   ] No

If “yes,” please describe below

FINRA Member.  The term “FINRA member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (“FINRA”).

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

Person Associated with a member of the FINRA.  The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws.

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of __________________, and declares under oath that it is truthful and correct.

By:___________________________

Name:_________________________

Title:__________________________

Return a completed and signed Questionnaire with the Finder’s Agreement.

Ex. A - 3